UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 16, 2004

3COM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-12867	94-2605794
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Campus Drive
Marlborough, Massachusetts
01752

(Address of Principal Executive Offices)
(Zip Code)

Registrant’s telephone number, including area code: (508) 323-5000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02                                  Results of Operations and Financial Condition.

On December 16, 2004, 3Com Corporation (the “Company”) issued a press release announcing, among other things, its financial results for its fiscal quarter ended November 26, 2004.  In addition, on December 16, 2004, the Company held a conference call and webcast to discuss the Company’s second quarter results for fiscal year 2005, outlook for the third quarter of fiscal 2005 and current corporate developments.  The press release and transcript of the conference call and webcast are incorporated herein to this Form 8-K by reference and copies of the press release and transcript are attached hereto as Exhibits 99.1 and 99.2.

The information in this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 7.01                                  Regulation FD Disclosure.

On Thursday, December 16, 2004, Don Halsted, Executive Vice President and CFO of the Company participated in the Company’s Fiscal Q2 2005 Earnings conference call referenced above. On this call Mr. Halsted answered a question surrounding the relative percentage of the Company’s revenue. Mr. Halsted cited that “a little less than half” of 3Com’s business was from the 10/100 and gigabit products.  This comment was intended to address 3Com’s stackable managed switching business in the 10/100 and gigabit technologies, within the context of the discussion about sequential decline.  The balance of the 10/100 and gigabit stackable switch technologies is unmanaged, which are part of the SMB product groupings which in aggregate grew sequentially.

ITEM 9.01                                  Financial Statements and Exhibits.

(c)                                  Exhibits

The following exhibit is filed herewith:

99.1                           Text of Press Release, dated December 16, 2004, titled “3Com Reports Fiscal Q2 Results.”

99.2                           Transcript of Earnings Conference Call and Webcast of 3Com Corporation held on December 16, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

3COM CORPORATION

Date: December 17, 2004	By:	/s/ Donald M. Halsted, III
Donald M. Halsted, III
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

99.1                           Text of Press Release, dated December 16, 2004, titled “3Com Reports Fiscal Q2 Results.”

99.2                           Transcript of Earnings Conference Call and Webcast of 3Com Corporation held on December 16, 2004.